                                                                   EXHIBIT 5(h)

                                         As of May 21, 1995


Insituform Technologies, Inc.
1770 Kirby Parkway
Suite 300
Memphis, Tennessee  38138


Dear Sirs:

         Reference is hereby made to:

         (i) the stock pledge agreement dated July 3, 1992 (the "Pledge Agreement") between Insituform Technologies, Inc. (formerly Insituform of North America, Inc.; "ITI"), Douglas K. Chick ("Chick"), Brian Chandler ("Chandler") and Ringwood Limited (the "Maker"); and

         (ii) the Secured Non-Recourse Promissory Note dated July 3, 1992 (the "Note") executed by the Maker to the undersigned.

         This letter shall evidence our agreement as follows:

         (a) The undersigned hereby agree with you that the promissory note in the form attached hereto as Exhibit A (the "Substitute Note"), which shall be executed and delivered by the Maker simultaneously herewith, shall for all purposes be substituted as and for the Note.

         (b) The undersigned hereby agree with you that, for all purposes of the Pledge Agreement, each reference to the Note shall be deemed to be a reference to the Substitute Note.

         (c) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

         If you are in agreement with the foregoing, please execute the enclosed counterparts of this letter in the spaces below provided for such purpose and return one fully executed copy to the undersigned, whereupon this letter and such acceptance thereof shall constitute a binding agreement among us.

                                        Very truly yours,

                                        RINGWOOD LIMITED


                                        By s/Howard Kailes
                                          --------------------------------------
                                           Howard Kailes
                                           Attorney-in-Fact
                                          s/Brian Chandler
                                          --------------------------------------
                                          Brian Chandler


                                          s/Douglas K. Chick
                                          --------------------------------------
                                          Douglas K. Chick


AGREED:

INSITUFORM TECHNOLOGIES, INC.


By s/Jean-Paul Richard
  ---------------------------

                                                                       Exhibit A


                SUBSTITUTE SECURED NON-RECOURSE PROMISSORY NOTE


$3,623,842.40                                            New York, New York
                                                         As of July 3, 1992


         For value received, Ringwood Limited, a corporation organized under the laws of the British Virgin Islands ("Promissor"), promises to pay to the order of Insituform Technologies , Inc., a Delaware corporation ("ITI") or its assigns (ITI or its assigns being hereafter referred to as the "Holder"), the principal amount of Three Million Six Hundred Twenty Three Thousand Eight Hundred Forty-Two Dollars and 40/100 on July 3, 1996, and to pay interest on the unpaid principal balance, from and including the date hereof to but excluding the date of payment in full, at a rate per annum equal to 2-1/2% above the rate of interest publicly announced from time to time by Citibank, N.A. as its "prime rate" or, if less, the maximum rate permitted by law (computed on the basis of actual days elapsed and a 365 day year). Interest on the unpaid principal balance shall be paid in eight equal installments, the first two installments to be paid on July 3, 1993 ("Initial Interest Date") and thereafter each installment shall be paid on January 3rd and July 3rd of each year ("Subsequent Interest Date"). If any payment on this Note becomes due and payable on a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized to close under applicable law, such payment shall instead become due and payable on the immediately following business day and, in the case of any payment of principal, interest thereon shall be payable at the then applicable rate during such extension.

         Payments of principal and interest shall be made in lawful money of the United States by wire transfer of immediately available funds to ITI's account number 236-225-2, maintained at Third National Bank, Nashville, Tenn., ABA No. 064000046 or to such other place as the Holder shall designate by notice to Promissor.

         Promissor promises to pay interest on overdue principal at the rate per annum equal to the rate that would otherwise be applicable thereto plus 2% and to pay interest on overdue installments of interest at the same rate to the extent lawful.

         This Note may be prepaid by Promissor prior to its stated maturity in whole or in part at any time or from time to time, without penalty or premium. Any such prepayments shall be applied first to interest accrued to the date of prepayment and then to principal.

         The obligations of Promissor under this Note are secured by a pledge of shares of ITI Class A Common Stock pursuant to a Stock Pledge Agreement dated July 3, 1992 among Promissor, Brian Chandler and Douglas K. Chick, as Pledgors, and ITI, as Pledgee (the "Stock Pledge Agreement").

         No recourse shall be had against Promissor for the payment of the principal or interest on this Note, or for any claim based hereon or otherwise in respect hereof except with respect to the Collateral (as defined in the Stock Pledge Agreement) as expressly provided in the Stock Pledge Agreement, whether such recourse be by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty, or by any legal or equitable proceedings or otherwise; all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released by every holder hereof.

         In the event that (A) Promissor, pursuant to or within the meaning of Title 11, U.S. Code or any similar foreign, United States federal or state law for the relief of debtors ("Bankruptcy Law"), (i) commences a voluntary case or proceeding, (ii) consents to the entry of an order for relief against such person in an involuntary case or proceeding, (iii) consents to the appointment for such person of a receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law (a "Custodian"), or (iv) makes a general assignment for the benefit of its creditors or (B) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against Promissor in an involuntary case or proceeding, (ii) appoints a Custodian for all or substantially all of Promissor's properties, or (iii) orders the liquidation of all or substantially all of the assets of Promissor, then in any such case all unpaid principal of and interest on this Note shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Holder.

         Promissor hereby submits to the jurisdiction of the courts of the State of New York and the Federal courts of the United States of America for the Southern District of New York in respect of any legal action or proceeding relating to this Note or the enforcement of any judgment in respect of this Note. Promissor hereby waives, and agrees not to assert as a defense in any action, suit or proceeding for the interpretation and/or enforcement of this Note that Promissor is not subject thereto, that such action, suit or proceeding may not be brought or is not maintainable in said courts, that this Note may not be enforced in or by said courts, that the suit, action or proceeding is brought in an inconvenient forum or that venue of the suit, action or proceeding is improper. Promissor agrees that service of process in any such action, suit or proceeding shall be deemed in every respect effective service of process upon it if delivered to Jed Grennan, KRG&G, 1836 Woodward Street, Orlando, Florida 32803-4295, Fax no. (407) 894-2094.

         Any notice required to be delivered hereunder to the Promissor shall be deemed duly given if delivered by certified mail, facsimile or in person to the person named above to receive service of process.

         This Note shall be governed by and construed in accordance with the laws of the State of New York applicable to instruments made and to be performed in the State of New York and cannot be changed orally.


                                        RINGWOOD LIMITED


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                SUBSTITUTE SECURED NON-RECOURSE PROMISSORY NOTE


$3,623,842.40                                            New York, New York
                                                         As of July 3, 1992


         For value received, Ringwood Limited, a corporation organized under the laws of the British Virgin Islands ("Promissor"), promises to pay to the order of Insituform Technologies , Inc., a Delaware corporation ("ITI") or its assigns (ITI or its assigns being hereafter referred to as the "Holder"), the principal amount of Three Million Six Hundred Twenty Three Thousand Eight Hundred Forty-Two Dollars and 40/100 on July 3, 1996, and to pay interest on the unpaid principal balance, from and including the date hereof to but excluding the date of payment in full, at a rate per annum equal to 2-1/2% above the rate of interest publicly announced from time to time by Citibank, N.A. as its "prime rate" or, if less, the maximum rate permitted by law (computed on the basis of actual days elapsed and a 365 day year). Interest on the unpaid principal balance shall be paid in eight equal installments, the first two installments to be paid on July 3, 1993 ("Initial Interest Date") and thereafter each installment shall be paid on January 3rd and July 3rd of each year ("Subsequent Interest Date"). If any payment on this Note becomes due and payable on a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized to close under applicable law, such payment shall instead become due and payable on the immediately following business day and, in the case of any payment of principal, interest thereon shall be payable at the then applicable rate during such extension.

         Payments of principal and interest shall be made in lawful money of the United States by wire transfer of immediately available funds to ITI's account number 236-225-2, maintained at Third National Bank, Nashville, Tenn., ABA No. 064000046 or to such other place as the Holder shall designate by notice to Promissor.

         Promissor promises to pay interest on overdue principal at the rate per annum equal to the rate that would otherwise be applicable thereto plus 2% and to pay interest on overdue installments of interest at the same rate to the extent lawful.

         This Note may be prepaid by Promissor prior to its stated maturity in whole or in part at any time or from time to time, without penalty or premium. Any such prepayments shall be applied first to interest accrued to the date of prepayment and then to principal.

         The obligations of Promissor under this Note are secured by a pledge of shares of ITI Class A Common Stock pursuant to a Stock Pledge Agreement dated July 3, 1992 among Promissor, Brian Chandler and Douglas K. Chick, as Pledgors, and ITI, as Pledgee (the "Stock Pledge Agreement").

         No recourse shall be had against Promissor for the payment of the principal or interest on this Note, or for any claim based hereon or otherwise in respect hereof except with respect to the Collateral (as defined in the Stock Pledge Agreement) as expressly provided in the Stock Pledge Agreement, whether such recourse be by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty, or by any legal or equitable proceedings or otherwise; all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released by every holder hereof.

         In the event that (A) Promissor, pursuant to or within the meaning of Title 11, U.S. Code or any similar foreign, United States federal or state law for the relief of debtors ("Bankruptcy Law"), (i) commences a voluntary case or proceeding, (ii) consents to the entry of an order for relief against such person in an involuntary case or proceeding, (iii) consents to the appointment for such person of a receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law (a "Custodian"), or (iv) makes a general assignment for the benefit of its creditors or (B) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against Promissor in an involuntary case or proceeding, (ii) appoints a Custodian for all or substantially all of Promissor's properties, or (iii) orders the liquidation of all or substantially all of the assets of Promissor, then in any such case all unpaid principal of and interest on this Note shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Holder.

         Promissor hereby submits to the jurisdiction of the courts of the State of New York and the Federal courts of the United States of America for the Southern District of New York in respect of any legal action or proceeding relating to this Note or the enforcement of any judgment in respect of this Note. Promissor hereby waives, and agrees not to assert as a defense in any action, suit or proceeding for the interpretation and/or enforcement of this Note that Promissor is not subject thereto, that such action, suit or proceeding may not be brought or is not maintainable in said courts, that this Note may not be enforced in or by said courts, that the suit, action or proceeding is brought in an inconvenient forum or that venue of the suit, action or proceeding is improper. Promissor agrees that service of process in any such action, suit or proceeding shall be deemed in every respect effective service of process upon it if delivered to Jed Grennan, KRG&G, 1836 Woodward Street, Orlando, Florida 32803-4295, Fax no. (407) 894-2094.

         Any notice required to be delivered hereunder to the Promissor shall be deemed duly given if delivered by certified mail, facsimile or in person to the person named above to receive service of process.

         This Note shall be governed by and construed in accordance with the laws of the State of New York applicable to instruments made and to be performed in the State of New York and cannot be changed orally.


                                        RINGWOOD LIMITED


                                        By: s/Howard Kailes
                                           -------------------------------------
                                           Name: Howard Kailes
                                           Title: Attorney-in-Fact